SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
|X|  Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
| |  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        PBHG Insurance Series Fund, Inc.
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  --------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

| |  Fee paid perviously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                                       OF
                        PBHG INSURANCE SERIES FUND, INC.

                                 P.O. Box 419229
                           Kansas City, MO 64121-6229

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                              September __, 1999

TO THE SHAREHOLDERS:

     A special meeting of the holders of shares of Common Stock of PBHG Insurance Series Fund, Inc. (the "Company") representing interests in the PBHG Technology & Communications Portfolio (the "Fund") will be held on November 2, 1999, at 10:30 a.m., local time, at the law offices of Ballard Spahr Andrews & Ingersoll, LLP, 5th Floor, 800 Hudson Square, Camden, NJ 08102-1155. The meeting will be held for the following purposes:

     1. To approve or disapprove a change to the Fund's fundamental investment restrictions to change the Fund's subclassification under the Investment Company Act of 1940 from a diversified investment company to a non-diversified investment company.

     2. To approve or disapprove a change to the Fund's fundamental investment restrictions to allow the Fund to concentrate its investments in one or more industries in the technology and communications sectors.

     Shareholders of record at the close of business on August 27, 1999, are entitled to notice of, and to vote at, the special meeting and any adjournments. If you attend the meeting, you may vote your shares in person. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. Your vote is important no matter how many shares you own. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail, by facsimile or in person. You may change your vote by written notice to the Company, by submission of a subsequent proxy, or by voting in person at the meeting.

                                            By order of the Board of Directors,

                                            /s/ Harold J. Baxter
                                            -----------------------------------
                                            Harold J. Baxter
                                            Chairman

                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                                       OF
                        PBHG INSURANCE SERIES FUND, INC.

                                 P.O. Box 419229
                           Kansas City, MO 64121-6229

                             ----------------------

                                 PROXY STATEMENT
                             ----------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

     The accompanying proxy is solicited by the Board of Directors of the PBHG Insurance Series Fund, Inc. (the "Company"). A shareholder can revoke the proxy prior to its use by appearing at the November 2, 1999 special meeting of shareholders (such meeting and any adjournments thereof are hereinafter collectively called the "Meeting") and voting in person, by giving written notice of such revocation to the Secretary of the Company or by returning a subsequently dated proxy.

     It is anticipated that the proxies will be solicited primarily by mail, but may be supplemented by telephone calls, telegrams, facsimiles, personal interviews and other communications by the officers and directors of the Company and the Company's service providers. Authorization to execute proxies may be obtained telephonically or by electronically transmitted instructions. The Company may retain a proxy solicitation firm to assist in soliciting proxies. The cost of soliciting proxies will be borne by the Company. The Company may also pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals. It is expected that this proxy statement and accompanying proxy will be first sent to shareholders on or about September __, 1999.

                                     VOTING

     At the Meeting, two proposals will be presented. The first proposal will be to amend the fundamental investment restrictions of the PBHG Technology & Communications Portfolio (the "Fund") to change the Fund's subclassification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified investment company to a non-diversified investment company ("Proposal 1"). The second proposal will be to amend the Fund's fundamental investment restrictions to allow the Fund to concentrate its investments in one or more industries in the technology and communications sectors of the market ("Proposal 2" and, together with Proposal 1, the "Proposals"). The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, is required to approve each Proposal. The 1940 Act defines a "majority of the outstanding voting securities" to mean the lesser of (a) the vote of holders of 67% or more of the shares of Common Stock of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding Common Stock of the Fund. The Board of Directors knows of no matters other than the Proposals that will be presented at the meeting.

     Owners of record holding shares of Common Stock of the Company representing interests in the Fund (the "Shares") at the close of business on August 27, 1999 (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, there were _________ Shares outstanding. Each shareholder is entitled to one vote for each full Share held and a proportionate fractional vote for any fractional Shares held.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares with respect to which the broker or nominee does not have discretionary power) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against each Proposal, provided a quorum exists.

     The Board of Directors has named Harold J. Baxter and John M. Zerr, and each of them, with power of substitution as attorneys and proxies. Unless otherwise directed by the accompanying proxy, the proxies will vote in favor of each Proposal.

                                   PROPOSAL 1

      CHANGE OF SUBCLASSIFICATION OF THE FUND FROM A DIVERSIFIED INVESTMENT
                 COMPANY TO A NON-DIVERSIFIED INVESTMENT COMPANY

     On September __, 1999, the Board of Directors, by unanimous written consent in lieu of a meeting of the Board, approved and recommended that the shareholders approve Proposal 1. Pursuant to Proposal 1, the fundamental investment restrictions of the Fund will be amended to change the subclassification of the Fund under Section 5(b) of the 1940 Act from a diversified investment company to a non-diversified investment company. The Fund's current fundamental investment restrictions subject the Fund to investment limitations that are consistent with the subclassification of the Fund as a diversified investment company. If Proposal 1 is approved, the Fund will no longer be subject to these limitations.

     Shareholders are being asked to vote on this change because the fundamental investment restrictions of the Fund may be changed only with shareholder approval.

     The Fund's current fundamental investment restriction with regard to diversification, which can be found in the Company's current Statement of Additional Information and which also applies to other portfolios of the Company (the "Portfolios"), is as follows:

     "No Portfolio may:

     Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer, except with respect to each Portfolio, up to 25% of its assets may be invested without regard to these limits. This limitation does not apply to the Select 20 Portfolio. In addition, for purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations."

     If Proposal 1 is approved, this restriction will be amended in the Company's Statement of Additional Information by amending and restating the first sentence of the second paragraph as follows:

     "This limitation does not apply to the Technology & Communications Portfolio or the Select 20 Portfolio."

     Reasons for Proposed Non-Diversification Policy

     The Fund seeks to achieve its objective of long-term growth of capital by investing a large percentage of its total assets in equity securities of technology and communications companies that have a strong earnings growth outlook and potential for capital appreciation. Currently, the Fund, with respect to 25% of its total assets, may invest more than 5% of its total assets in any issuer or purchase more than 10% of that issuer's outstanding voting securities. The proposed change would permit the Fund to invest up to 50% of its total assets in such issuers. The Fund's investment adviser, Pilgrim Baxter & Associates, Ltd. (the "Adviser"), has recommended that the Fund change its current policy to provide the Adviser with greater flexibility to focus the investment of the Fund's assets in a more limited number of such issuers. The Adviser believes that the ability to focus investments in a limited number of issuers will provide an enhanced opportunity to participate in any market appreciation of these issuers. Currently, the Adviser, under certain circumstances, may be precluded from purchasing additional securities of those issuers which the Adviser believes offer the most attractive prospects for future earnings growth and capital appreciation. Conversely, a higher percentage of assets in a limited number of issuers will raise the Fund's risk and volatility levels. The Adviser has advised the Fund that as of September 30, 1998, of the 38 retail mutual funds (as opposed to mutual funds sole exclusively through variable annuity and variable life insurance contracts) identified by Lipper Analytic Services (an independent investment company monitoring service) as Science and Technology Funds, 14 of those funds are non-diversified funds.

     If Proposal 1 is approved, the Fund intends to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

The Board of Directors recommends that you vote FOR this Proposal.


                                   PROPOSAL 2

        ALLOWING THE FUND TO CONCENTRATE ITS INVESTMENTS IN INDUSTRIES IN
                    THE TECHNOLOGY AND COMMUNICATIONS SECTORS

     On September __, 1999, the Board of Directors, by unanimous written consent in lieu of a meeting of the Board, approved and recommended that the shareholders approve Proposal 2. Pursuant to Proposal 2, the fundamental investment restrictions of the Fund will be amended to allow the Fund to concentrate its investments in one or more particular industries in the technology and communications sectors of the market. The Fund's current fundamental investment restrictions do not allow the Fund to concentrate its investments in any particular technology or communications industry even though the Fund's investment objectives generally require the Fund to invest at least 65% of its total assets in such sectors. If Proposal 1 is approved, the Fund will be able to concentrate its investments in particular industries in the technology and communications sectors.

     Shareholders are being asked to vote on this change because the fundamental investment restrictions of the Fund may be changed only with shareholder approval.

     The Fund's current fundamental investment restriction with regard to concentration, which can be found in the Company's current Statement of Additional Information and which also applies to the Portfolios, is as follows:

     "No Portfolio may:

     Invest 25% or more of its total assets at the time of purchase in securities of one or more issuers (other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric and gas and telephone); and financial service companies will be classified according to the end use of their services (e.g., automobile finance, bank finance and diversified finance)."

     If Proposal 2 is approved, this restriction will be amended in the Company's Statement of Additional Information by adding the following new paragraph:

     "This limitation does not apply to the Technology & Communications Portfolio, which may invest more than 25% of its total assets in one or more industries that compose the Technology and Communications Sectors."


Reasons for Proposed Concentration Policy

     As noted above, the Fund seeks to achieve its objective of long-term growth of capital by investing a large percentage of its total assets in equity securities of technology and communications companies that have a strong earnings growth outlook and potential for capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in such technology and communications companies. The Adviser has recommended that the Fund change its current policy to provide the Adviser with greater flexibility to concentrate the investment of the Fund's assets in selected industries in the technology and communications sectors. The Adviser believes that the ability to concentrate investments in one or more industries will provide an enhanced opportunity to participate in any market appreciation of such industries. Currently, the Adviser may be precluded from purchasing additional securities of companies in those technology and communications industries which the Adviser believes offer the most attractive prospects for future earnings growth and capital appreciation. Conversely, the concentration of a higher percentage of the Fund's assets in specific industries will raise the Fund's risk and volatility levels. The Adviser has advised the Fund that as of September 30, 1998, of the 38 retail mutual funds (as opposed to mutual funds sole exclusively through variable annuity and variable life insurance contracts) identified by Lipper Analytic Services (an independent investment company monitoring service) as Science and Technology Funds, 20 of those funds are concentrated funds.

     If Proposal 2 is approved, the Fund will invest more than 25% of its total assets in one or more of the industries that compose the Technology & Communications Sectors. As way of illustration, companies in the Technology and Communications Sectors include, but are not limited to, computer software, computer hardware, electronic components, electronic systems, network broadcasting, cable broadcasting, telecommunications, multimedia, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental companies.

The Board of Directors recommends that you vote FOR this Proposal.

                                OTHER INFORMATION

The Adviser

     The Adviser has its principal business address at 825 Duportail Road, Wayne, Pennsylvania 19087.

The Distributor

     The distributor of the Fund's Shares is SEI Investments Distribution Co. (the "Distributor") which has its principal business address at One Freedom Valley Road, Oaks, PA 19456.

The Administrator and Sub-Administrator

     The Fund's administrator is PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, which has its principal business address at 825 Duportail Road, Wayne, Pennsylvania 19087. SEI Mutual Fund Services (the "Sub-Administrator"), an affiliate of the Distributor, assists the Administrator in providing administrative services to the Fund. The Sub-Administrator has its principal business address at One Freedom Valley Road, Oaks, PA 19456.

Annual Reports

     The Fund will furnish, without charge, a copy of the Fund's Annual Report and the most recent Semi-Annual Report to a shareholder upon request. Copies of the reports can be requested by calling 1-800-347-9256 or by writing to the PBHG Insurance Series Fund, Inc., P.O. Box 419229, Kansas City, Missouri 64121-6229.

Principal Holders of the Fund's Outstanding Common Stock

     A single class of the Fund's Common Stock is currently outstanding. The following table sets forth as of August 27, 1999, those persons known by the Company to be the owners of record of more than 5% of any class of the Fund's outstanding Common Stock. The Company has no knowledge regarding the beneficial ownership of such shares.

                                                                     Percent of
                                                                    Outstanding
Names and Addresses                           Number of Shares       Shares of
of Record Owners                              Owned of Record       Class Owned
-------------------                           ---------------       -----------

[TABLE TO BE COMPLETED]




Ownership of the Company's Stock by Directors and Officers

     As of August 27, 1999, the officers and directors of the Company beneficially owned less than 1% of the outstanding shares of the Fund.

                                                                   Percent of
                                                                  Outstanding
Class of         Names and Addresses        Number of Shares        Shares of
Common Stock     of Record Owners           Owned of Record       Class Owned
------------     -------------------        ----------------      -----------

                              SHAREHOLDER PROPOSALS

     The Company does not hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting should send such proposals to the Fund at the address set forth on the first page of this Proxy Statement. To be considered for presentation at the next shareholders' meeting, proposals must be received a reasonable time before a solicitation is made.

                                            By order of the Board of Directors,

                                            /s/ Harold J. Baxter
                                            -----------------------------------
                                            Harold J. Baxter
                                            Chairman

September __, 1999

                                    APPENDIX

                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                                 a Portfolio of
                        PBHG INSURANCE SERIES FUND, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Harold J. Baxter and John M. Zerr, and each of them, attorneys and proxies, with power of substitution in each of them, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the PBHG Technology & Communications Portfolio (the "Fund"), a portfolio of the PBHG Insurance Series Fund, Inc., at 10:30 a.m., local time, on November 2, 1999, at the law offices of Ballard Spahr Andrews & Ingersoll, LLP, 5th Floor, 800 Hudson Square, Camden, NJ 08102-1155, and at all adjournments thereof, according to the number of shares of Common Stock which the undersigned would be entitled to vote if then personally present, upon such subjects as may properly come before the meeting, as set forth in the notice of meeting and the proxy statement furnished herewith. UNLESS OTHERWISE MARKED ON THE REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR THE PROPOSAL TO CHANGE THE SUBCLASSIFICATION OF THE FUND FROM A DIVERSIFIED TO A NON-DIVERSIFIED COMPANY, FOR THE PROPOSAL TO ALLOW THE FUND TO CONCENTRATE ITS INVESTMENTS IN ONE OR MORE PARTICULAR INDUSTRIES IN THE TECHNOLOGY AND COMMUNICATIONS SECTORS, AND DISCRETION TO VOTE ON ANY OTHER MATTERS THAT MAY BE PRESENTED AT THE MEETING.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUOROM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

The Board of Directors recommends voting FOR the proposal to change the subclassification of the Fund from a diversified to a non-diversified company.

Proposal to change the subclassification of the Fund from a diversified investment company to a non-diversified investment company.

         FOR               AGAINST          ABSTAIN

         |_|                |_|               |_|


The Board of Directors recommends voting FOR the proposal to allow the Fund to concentrate its investments in one or more particular industries in the technology and communications sectors.

Proposal to allow the Fund to concentrate its investments in one or more industries in the technology and communications sectors.

         FOR               AGAINST          ABSTAIN

         |_|                |_|               |_|


--------------------------------------------------------------------------------





Signature                                            Date
          -----------------------------------------       ----------------------
Signature                                            Date
          -----------------------------------------       ----------------------

Please sign exactly as name appears hereon. When shares are held jointly, each owner should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.